UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
September 30, 2011

Nuveen Select Maturities Municipal Fund

NIM

September

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Dividend and Share Price Information	9
Performance Overview	10
Shareholder Meeting Report	11
Portfolio of Investments	12
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	26
Annual Investment Management Agreement Approval Process	32
Reinvest Automatically, Easily and Conveniently	40
Glossary of Terms Used in this Report	42
Other Useful Information	47

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 21, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Select Maturities Municipal Fund (NIM)

Portfolio manager Paul Brennan discusses key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund. With 20 years of investment experience, including 14 years with Nuveen, Paul has managed NIM since 2006.

What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2011?

During this reporting period, municipal bond prices generally rallied as yields declined across the municipal curve. U.S. Treasury rates dropped substantially and this forced down municipal interest rates. The relative decline in yields was attributable in part to the continued depressed levels of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. Even though BABs were no longer an option for issuers (the BAB program expired at the end of 2010), some borrowers had accelerated issuance into 2010 in order to take advantage of the program’s favorable terms before its termination, fulfilling their capital program borrowing needs well into 2012. This reduced the need for many borrowers to come to market with new issues during this period. For the six months ended September 30, 2011, national municipal issuance was down 25% compared with the same period in 2010.

Despite the constrained issuance of tax-exempt municipal bonds and relatively lower yields, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. Overall, we believed that NIM was relatively well positioned in terms of interest rate sensitivity and credit and, given the sharp decline in yields on the maturities in which NIM typically invests, we did not make many changes in its allocations. During this period, NIM found value in health care and general obligation and other tax-backed bonds. In general, we continued to emphasize bonds rated A and BBB, although we also purchased some AA rated bonds during this period. For the most part, NIM focused on purchasing longer bonds (with maturities of 10 to 20 years) in order to take advantage of more attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also improved NIM’s duration and yield curve positioning.

Nuveen Investments 5

1 In keeping with its investment parameters, NIM maintains an average effective maturity of 12 years or less for portfolio holdings.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

* 6-month returns are cumulative; all other returns are annualized.

**Refer to Glossary of Terms Used in this Report for definitions.

Cash for new purchases during this period was generated by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Fund as fully invested as possible. NIM typically has more maturing bonds than other funds because many of the bonds it purchases have intermediate-term maturities.1 Due to this and the fact that the bonds in the Fund’s portfolio generally offered higher yields than those available in the current marketplace, NIM did not engage in active selling during this period.

How did the Fund perform?

Results for NIM, as well as relevant index information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*
For periods ended 9/30/11

Fund	6-Month	1-Year	5-Year	10-Year
NIM	5.09%	3.37%	4.56%	3.85%
Standard & Poor’s (S&P) Intermediate
Municipal Bond Index**	6.82%	4.40%	5.65%	5.26%
Standard & Poor’s (S&P) National Municipal
Bond Index**	8.08%	3.87%	4.69%	5.10%

For the six months ended September 30, 2011, NIM’s cumulative return on net asset value (NAV) underperformed the returns for the Standard & Poor’s (S&P) Intermediate Municipal Bond Index and the S&P National Municipal Bond Index.

Key management factors that influenced the Fund’s return for this period included duration and yield curve positioning, credit exposure, sector allocation and individual security selection.

During this period, as yields across the municipal yield curve declined, municipal bonds with longer maturities generally outperformed the shorter maturity categories, with credits at the longest end of the yield curve posting the strongest returns. The intermediate part of the curve also performed relatively well. Overall, NIM was a little short of its duration target, which hampered the Fund’s performance somewhat during the period’s strong market rally. The Fund’s yield curve positioning was more helpful for performance, with good exposure to the longer bonds that performed well.

Credit exposure also played an important role in performance during these six months, as bonds rated BBB and A generally outperformed those rated AAA. This outperformance

6	Nuveen Investments

was due in part to the longer durations typically associated with the lower-rated categories. In this environment, NIM’s allocations of bonds rated A and below, which comprised approximately 55% of its portfolio, benefited the Fund’s performance.

Holdings that generally made positive contributions to NIM’s return during this period included hospitals, transportation and education credits. While general obligation (GO) and other tax-supported bonds generally tended to trail the market during this period, NIM’s holdings of bonds issued by the states of California and Illinois performed well for the Fund.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The under-performance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. During this period, NIM was slightly overweighted in pre-refunded bonds relative to the market average, which detracted somewhat from its investment performance. In addition, individual security selection—in particular, an underperforming holding in the nursing home sector—detracted from NIM’s performance for the period.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Nuveen Investments 7

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

8	Nuveen Investments

Dividend and Share Price Information

During the six-month reporting period ended September 30, 2011, the monthly dividend of NIM was cut effective June 2011.

NIM seeks to pay stable dividends at rates that reflect the Fund’s past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2011, NIM had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding shares.

As of September 30, 2011, the share price of NIM was trading at a (+) premium of (+)1.65% to its NAV. The Fund’s average (-) discount over the entire six-month reporting period was (-)1.43%.

Nuveen Investments 9

NIM	Nuveen Select
Maturities
Performance	Municipal Fund
OVERVIEW
as of September 30, 2011

Fund Snapshot
Share Price		$10.49
Net Asset Value (NAV)		$10.32
Premium/(Discount) to NAV		1.65%
Market Yield		3.89%
Taxable-Equivalent Yield1		5.40%
Net Assets ($000)		$128,269
Average Annual Total Return
(Inception 9/18/92)
	On Share Price	On NAV
6-Month (Cumulative)	9.11%	5.09%
1-Year	-0.90%	3.37%
5-Year	5.93%	4.56%
10-Year	4.30%	3.85%
States3
(as a % of total investments)
Illinois		15.0%
Colorado		10.1%
Texas		8.7%
Pennsylvania		7.5%
New York		7.1%
Florida		6.7%
South Carolina		5.1%
Kansas		3.1%
Wisconsin		3.1%
Arkansas		3.0%
California		3.0%
Alabama		2.7%
New Jersey		2.4%
Tennessee		2.0%
North Carolina		1.6%
Washington		1.6%
Connecticut		1.5%
Louisiana		1.4%
Other		14.4%
Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		20.5%
Utilities		16.3%
U.S. Guaranteed		13.6%
Health Care		10.0%
Tax Obligation/General		9.3%
Transportation		8.1%
Education and Civic Organizations		5.1%
Water and Sewer		4.5%
Consumer Staples		4.4%
Long-Term Care		4.4%
Other		3.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

10	Nuveen Investments

NIM	Shareholder Meeting Report
The annual meeting of shareholders was held on July 25, 2011, in the Lobby
Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of
Fundamental Investment Policies and the approval of new Fundamental Investment
Policies. The meeting was subsequently adjourned to August 31, 2011.

Approval of the Board Members was reached as follows:
John P. Amboian
For	7,523,191
Withhold	275,806
Total	7,798,997
David J. Kundert
For	7,511,032
Withhold	287,965
Total	7,798,997
Terence J. Toth
For	7,514,900
Withhold	284,097
Total	7,798,997
To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	5,498,663
Against	502,764
Abstain	172,209
Broker Non-Votes	1,625,361
Total	7,798,997
To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	5,503,442
Against	490,236
Abstain	179,958
Broker Non-Votes	1,625,361
Total	7,798,997

Nuveen Investments 11

	Nuveen Select Maturities Municipal Fund
NIM	Portfolio of Investments
		September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 2.6%
	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:
$ 2,000	5.750%, 12/01/17	12/11 at 101.00	A1	$ 2,028,000
200	5.500%, 12/01/21	12/11 at 101.00	A1	200,874
180	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health	11/15 at 100.00	Baa2	158,926
	System Inc., Series 2005A, 5.000%, 11/15/30
500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 –	No Opt. Call	AA+	496,110
	AGM Insured
500	Marshall County Healthcare Authority, Alabama, Revenue Bonds, Series 2002A, 6.250%, 1/01/22	1/12 at 101.00	A–	507,745
3,380	Total Alabama			3,391,655
	Alaska – 0.3%
305	Valdez, Alaska, Marine Terminal Revenue Refunding Bonds, BP Pipelines Inc. Project, Refunding	No Opt. Call	A	345,779
	Series 2003B, 5.000%, 1/01/21
	Arizona – 1.0%
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc
	Prepay Contract Obligations, Series 2007:
100	5.000%, 12/01/17	No Opt. Call	A	101,978
85	5.250%, 12/01/19	No Opt. Call	A	87,084
35	5.000%, 12/01/32	No Opt. Call	A	32,261
380	5.000%, 12/01/37	No Opt. Call	A	342,217
750	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series	4/12 at 100.00	A–	754,958
	2007, 4.500%, 4/01/17
1,350	Total Arizona			1,318,498
	Arkansas – 3.0%
1,500	Jefferson County, Arkansas, Pollution Control Revenue Bonds, Entergy Arkansas Inc. Project,	12/11 at 100.00	A–	1,502,535
	Series 2006, 4.600%, 10/01/17
1,000	Jonesboro, Arkansas, Industrial Development Revenue Bonds, Anheuser Busch Inc. Project, Series	No Opt. Call	A–	1,043,770
	2002, 4.600%, 11/15/12
1,140	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 –	No Opt. Call	Baa1	1,246,579
	NPFG Insured
3,640	Total Arkansas			3,792,884
	California – 3.0%
355	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West,	7/15 at 100.00	A	376,115
	Series 2008H, 5.125%, 7/01/22
500	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	534,520
1,000	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series	8/12 at 32.87	A+	266,190
	2002B, 0.000%, 8/01/31 – FGIC Insured
260	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	BBB–	203,726
	Bonds, Series 2007A-1, 4.500%, 6/01/27
	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
250	5.000%, 9/01/21 – AMBAC Insured	No Opt. Call	AA+	272,203
250	5.000%, 9/01/22 – AMBAC Insured	No Opt. Call	AA+	269,913
500	5.000%, 9/01/23 – AMBAC Insured	No Opt. Call	AA+	537,000
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 –	No Opt. Call	AA+	926,820
	AGC Insured
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series	No Opt. Call	AA+	426,120
	2011, 0.000%, 8/01/37
7,115	Total California			3,812,607
	Colorado – 9.9%
2,895	Centennial Downs Metropolitan District, Colorado, General Obligation Bonds, Series 1999,	12/14 at 100.00	N/R	2,979,708
	5.000%, 12/01/20 – AMBAC Insured

12	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,070	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas	7/12 at 100.00	BBB	$ 1,073,167
	County School District RE-1 – DCS Montessori School, Series 2002A, 6.000%, 7/15/22
1,175	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy	12/13 at 100.00	A	1,200,944
	Charter School, Series 2003, 4.500%, 12/01/18 – SYNCORA GTY Insured
135	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000D-2,	4/12 at 105.00	AA	143,555
	6.900%, 4/01/29 (Alternative Minimum Tax)
1,025	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2001A,	12/11 at 100.00	N/R (4)	1,035,178
	6.000%, 12/01/23 (Pre-refunded 12/01/11)
1,465	Denver West Metropolitan District, Colorado, General Obligation Refunding and Improvement	12/13 at 100.00	N/R	1,470,626
	Bonds, Series 2003, 4.500%, 12/01/18 – RAAI Insured
1,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%,	No Opt. Call	Baa1	1,588,515
	9/01/39 (Mandatory put 9/01/13) – NPFG Insured
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 –	9/20 at 41.72	Baa1	185,040
	NPFG Insured
200	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	Baa3	204,222
	Activity Bonds, Series 2010, 6.000%, 1/15/41
2,845	University of Colorado Hospital Authority, Revenue Bonds, Series 2001A, 5.600%, 11/15/21	11/11 at 100.00	A3 (4)	2,864,318
	(Pre-refunded 11/15/11)
13,310	Total Colorado			12,745,273
	Connecticut – 1.4%
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator
	Lisbon Project, Series 1993A:
265	5.500%, 1/01/14 (Alternative Minimum Tax)	1/12 at 100.00	BBB	265,853
1,570	5.500%, 1/01/15 (Alternative Minimum Tax)	1/12 at 100.00	BBB	1,574,773
1,835	Total Connecticut			1,840,626
	Florida – 6.6%
160	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal	No Opt. Call	A+	171,045
	Account Senior Secured Series 2011A-1, 5.000%, 6/01/18
2,400	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003, 5.250%, 10/01/17 –	10/13 at 100.00	A1	2,516,136
	NPFG Insured
	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
1,000	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	1,077,580
210	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	A+	227,884
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B,	7/17 at 101.00	AA–	684,912
	5.000%, 7/01/19 – NPFG Insured
15	JEA, Florida, Electric Revenue Certificates, Series 1973-2, 6.800%, 7/01/12 (ETM)	No Opt. Call	AAA	15,676
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA+	10,546
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	10,474
750	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	No Opt. Call	BBB	793,440
	5.000%, 10/01/20
2,000	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2005, 5.000%, 10/01/22 –	10/15 at 100.00	A+	2,114,060
	AMBAC Insured
235	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%,	No Opt. Call	Aaa	272,349
	11/01/16 (ETM)
500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/17 at 100.00	AA	519,425
	Obligation Group, Series 2007, 5.000%, 8/15/27
7,890	Total Florida			8,413,527
	Georgia – 0.3%
355	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%,	8/22 at 100.00	AAA	418,463
	8/01/25 (Pre-refunded 8/01/22) – NPFG Insured

Nuveen Investments 13

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.1%
$ 100	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial	9/16 at 100.00	BB+	$ 84,924
	Hospital, Series 2006, 5.250%, 9/01/37
	Illinois – 14.8%
440	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series	1/12 at 100.00	N/R	440,761
	1998, 7.000%, 1/01/14
1,500	Cook County Township High School District 208, Illinois, General Obligation Bonds, Series	12/15 at 100.00	Aa3	1,607,145
	2006, 5.000%, 12/01/21 – NPFG Insured
2,000	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 –	3/17 at 100.00	AA+	2,105,680
	AGC Insured
4,740	Illinois Development Finance Authority, GNMA Collateralized Mortgage Revenue Bonds, Greek	10/11 at 105.00	Aaa	5,032,407
	American Nursing Home Committee, Series 2000A, 7.600%, 4/20/40
2,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series	3/14 at 102.00	A+	2,150,080
	2000, 4.450%, 3/01/34 (Mandatory put 3/01/15)
1,000	Illinois Educational Facilities Authority, Student Housing Revenue Bonds, Educational	5/12 at 101.00	Aaa	1,047,690
	Advancement Foundation Fund, University Center Project, Series 2002, 6.625%, 5/01/17
	(Pre-refunded 5/01/12)
80	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A,	11/17 at 100.00	A	81,292
	5.750%, 11/15/37
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	Baa2	251,540
20	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002,	No Opt. Call	Aaa	20,618
	5.250%, 5/15/12 (ETM)
25	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series	No Opt. Call	AA+ (4)	25,639
	1993A, 6.125%, 4/01/12 – AGM Insured (ETM)
	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997:
135	5.250%, 8/01/17 – AMBAC Insured	2/12 at 100.00	BBB	135,109
85	5.250%, 8/01/22 – AMBAC Insured	2/12 at 100.00	BBB	85,001
700	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical	2/12 at 100.00	BBB	700,616
	Centers, Series 1999, 5.500%, 8/15/19
75	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A+	82,861
235	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A+	261,416
315	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A+	341,624
1,165	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A+	1,288,991
230	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A+	252,614
25	Illinois State, General Obligation Bonds, Series 2007A, 5.500%, 6/01/15	No Opt. Call	A+	28,298
275	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.250%, 12/01/19 –	12/12 at 100.00	AA+	286,212
	AGM Insured
1,355	Kane & DeKalb Counties, Illinois, Community United School District 301, General Obligation	No Opt. Call	A1	1,037,198
	Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured
55	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds,	6/13 at 100.00	AAA	58,188
	Series 2002, 5.375%, 6/01/15 – FGIC Insured
700	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	872,900
	Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured
715	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax	10/19 at 103.00	BBB+	753,975
	General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22
18,120	Total Illinois			18,947,855
	Indiana – 0.4%
250	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	BBB–	253,325
	Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21
250	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public	No Opt. Call	Baa1	286,715
	Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured
500	Total Indiana			540,040

14	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 3.1%
$ 3,500	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi	11/11 at 101.00	A+	$ 3,544,168
	Health System Inc., Series 2001-III, 5.500%, 11/15/21
205	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds,	12/15 at 100.00	N/R	213,669
	Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20
370	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital	No Opt. Call	BBB	220,361
	Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic
	Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21
4,075	Total Kansas			3,978,198
	Kentucky – 1.0%
325	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA+	350,002
	Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured
560	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2005G, 5.000%, 7/01/30	1/15 at 100.60	AAA	567,638
	(Alternative Minimum Tax)
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	Aa3	365,452
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
1,225	Total Kentucky			1,283,092
	Louisiana – 1.3%
1,010	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004,	7/14 at 100.00	Baa1	1,058,248
	5.250%, 7/01/24 – NPFG Insured
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds,
	Series 2001B:
420	5.500%, 5/15/30	11/11 at 101.00	A1	420,609
245	5.875%, 5/15/39	11/11 at 101.00	A–	245,132
1,675	Total Louisiana			1,723,989
	Maryland – 0.9%
1,100	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995,	3/12 at 100.00	N/R	1,102,530
	7.400%, 9/01/19 (Alternative Minimum Tax)
	Massachusetts – 0.7%
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	10/17 at 100.00	N/R	455,520
	5.000%, 10/01/19
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	87,073
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	356,504
1,070	Total Massachusetts			899,097
	Michigan – 1.2%
1,000	Cornell Township Economic Development Corporation, Michigan, Environmental Improvement	5/12 at 100.00	AA+ (4)	1,033,130
	Revenue Refunding Bonds, MeadWestvaco Corporation-Escanaba Project, Series 2002, 5.875%,
	5/01/18 (Pre-refunded 5/01/12)
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A	551,515
	Refunding Series 2010C, 5.000%, 12/01/16
1,500	Total Michigan			1,584,645
	Minnesota – 1.3%
1,100	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series	8/12 at 101.00	A1	1,182,654
	1993A, 8.500%, 9/01/19
250	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series	No Opt. Call	AA+	281,108
	2009A, 5.000%, 1/01/15 – AGC Insured
230	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 –	No Opt. Call	N/R	231,148
	ACA Insured
1,580	Total Minnesota			1,694,910

Nuveen Investments 15

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.5%
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial
	Healthcare, Series 2004B-1:
$ 115	5.000%, 9/01/16	No Opt. Call	AA	$ 125,298
300	5.000%, 9/01/24	9/14 at 100.00	AA	311,406
250	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company,	2/12 at 100.00	BBB	237,200
	Series 2006A, 4.800%, 8/01/30
665	Total Mississippi			673,904
	Missouri – 0.3%
310	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%,	7/20 at 100.00	AA+ (4)	386,806
	8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)
	Montana – 0.1%
90	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	11/11 at 100.00	BBB (4)	107,749
	Nebraska – 0.9%
1,000	Dodge County School District 1, Nebraska, Fremont Public Schools, General Obligation Bonds,	12/14 at 100.00	Aa3	1,113,840
	Series 2004, 5.000%, 12/15/19 – AGM Insured
	Nevada – 1.3%
1,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	1,085,660
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas
	Monorail Project, First Tier, Series 2000:
800	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	D	192,760
35	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	D	7,644
120	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	D	22,276
50	0.000%, 1/01/20 – AMBAC Insured	No Opt. Call	D	8,031
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	A	290,000
	8.000%, 6/15/30
2,255	Total Nevada			1,606,371
	New Jersey – 2.4%
360	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project,	No Opt. Call	BB	347,465
	Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
150	5.375%, 6/15/14	No Opt. Call	BBB	159,798
15	5.375%, 6/15/15 – RAAI Insured	No Opt. Call	Baa3	16,148
25	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3	27,186
1,730	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A+	461,945
	Appreciation Series 2010A, 0.000%, 12/15/33
1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D,	No Opt. Call	A+	1,683,645
	5.000%, 12/15/23
415	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/17 at 100.00	BBB	371,965
	Series 2007-1A, 4.500%, 6/01/23
4,195	Total New Jersey			3,068,152
	New York – 7.0%
220	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	BBB–	229,605
	Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Brooklyn Law School, Series	7/13 at 100.00	BBB+	1,072,080
	2003A, 5.500%, 7/01/15 – RAAI Insured
105	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special	No Opt. Call	N/R	104,249
	Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13
	New York State Tobacco Settlement Financing Corporation Asset-Backed Revenue Bonds, State
	Contingency Contract Secured, Series 2011B:
360	5.000%, 6/01/17	No Opt. Call	AA–	419,389
565	5.000%, 6/01/18	No Opt. Call	AA–	663,039

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
$ 250	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	$ 267,543
200	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	214,034
615	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	658,155
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003B-1C:
500	5.500%, 6/01/21	6/13 at 100.00	AA–	537,150
300	5.500%, 6/01/22	6/13 at 100.00	AA–	322,290
4,300	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	No Opt. Call	Baa1	4,465,677
	Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)
8,415	Total New York			8,953,211
	North Carolina – 1.6%
1,880	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/18 –	6/13 at 101.00	Aa2	2,007,802
	AMBAC Insured
	Ohio – 1.3%
770	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/17 at 100.00	BB–	590,013
	Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24
1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B,	No Opt. Call	A	1,079,720
	4.500%, 12/01/15
1,770	Total Ohio			1,669,733
	Pennsylvania – 7.4%
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R	200,722
	Series 2009, 7.750%, 12/15/27
640	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series	No Opt. Call	Aaa	729,306
	1976, 7.625%, 7/01/15 (ETM)
225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts,	3/12 at 100.00	A+ (4)	260,791
	Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)
580	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	12/20 at 100.00	AA	473,350
	Bonds, Series 2010A, 0.000%, 12/01/34
4,120	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Eighteenth Series 2004, 5.000%, 8/01/15 –	8/14 at 100.00	BBB+	4,441,152
	AMBAC Insured
1,330	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 –	No Opt. Call	BBB (4)	1,675,268
	NPFG Insured (ETM)
250	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	11/11 at 100.00	BBB–	250,010
	Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23
1,085	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	Aa3	1,127,890
	2006B, 5.000%, 9/01/12 – AMBAC Insured
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community	No Opt. Call	BBB+	357,502
	Hospital Project, Refunding and Improvement Series 2011, 5.750%, 8/01/21
8,760	Total Pennsylvania			9,515,991
	Puerto Rico – 0.7%
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/26 at 100.00	A+	889,480
	2009A, 0.000%, 8/01/32
	Rhode Island – 0.7%
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,
	Series 2002A:
255	6.125%, 6/01/32	6/12 at 100.00	BBB	255,120
725	6.250%, 6/01/42	6/12 at 100.00	BBB	662,578
980	Total Rhode Island			917,698
	South Carolina – 5.0%
750	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing	12/13 at 100.00	A1	801,758
	Assets for Education, Series 2003, 5.250%, 12/01/19

Nuveen Investments 17

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%,	No Opt. Call	AAA	$ 2,043,133
	1/01/19 – FGIC Insured (ETM)
2,835	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%,	No Opt. Call	Baa1	3,585,479
	1/01/19 – FGIC Insured
5	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A3 (4)	5,303
	Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
20	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A–	20,040
	Secours Health System Inc., Series 2002B, 5.625%, 11/15/30
5,150	Total South Carolina			6,455,713
	South Dakota – 0.8%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	5/17 at 100.00	AA–	1,032,640
	Series 2007, 5.000%, 11/01/27
	Tennessee – 2.0%
	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue
	Bonds, Methodist Healthcare, Series 2002:
750	6.000%, 9/01/17 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+ (4)	789,113
1,250	6.000%, 9/01/17 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+ (4)	1,315,188
400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/13	No Opt. Call	Ba3	421,056
2,400	Total Tennessee			2,525,357
	Texas – 8.5%
1,055	Austin, Texas, General Obligation Bonds, Series 2004, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AAA	1,168,771
565	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing	No Opt. Call	N/R	602,510
	Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative
	Minimum Tax)
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities	No Opt. Call	CC	20,215
	Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)
2,000	Brazos River Authority, Texas, Collateralized Revenue Refunding Bonds, CenterPoint Energy	6/14 at 100.00	A3	2,075,440
	Inc., Series 2004B, 4.250%, 12/01/17 – FGIC Insured
500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company,	No Opt. Call	CC	494,300
	Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)
15	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company	No Opt. Call	CC	12,205
	LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)
500	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011,	1/21 at 100.00	BBB–	513,720
	6.250%, 1/01/46
1,875	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series	8/16 at 100.00	AAA	2,149,744
	2006, 5.000%, 8/15/20
1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	9/16 at 100.00	A2	1,045,060
	Project, Refunding Series 2011B, 5.250%, 9/01/25
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	265,800
	Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
300	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	No Opt. Call	BBB–	295,992
	Memorial Hospital Project, Series 2005, 5.125%, 8/15/26
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	BBB–	193,112
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
325	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F,	1/18 at 100.00	A3	335,020
	5.750%, 1/01/38
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
100	0.000%, 9/01/43	9/31 at 100.00	AA	58,745
490	0.000%, 9/01/45	9/31 at 100.00	AA	328,521
25	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC	No Opt. Call	CC	24,715
	Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)
1,350	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series	1/12 at 100.00	A	1,237,113
	2006B, 0.782%, 12/15/17

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 125	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp	6/12 at 100.00	N/R (4)	$ 128,803
	Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)
10,950	Total Texas			10,949,786
	Virgin Islands – 0.4%
525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien	10/20 at 100.00	BBB	523,457
	Series 2010A, 5.000%, 10/01/29
	Virginia – 0.2%
250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount	1/12 at 100.00	N/R	250,290
	University, Series 1998, 5.100%, 7/01/18 – RAAI Insured
	Washington – 1.5%
295	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series	No Opt. Call	Aa1	372,213
	1989B, 7.125%, 7/01/16 – NPFG Insured
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A	1,023,330
	Research Center, Series 2011A, 5.375%, 1/01/31
575	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/13 at 100.00	A3	582,717
	Series 2002, 6.500%, 6/01/26
1,870	Total Washington			1,978,260
	Wisconsin – 3.1%
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed
	Bonds, Series 2002:
340	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	353,008
1,480	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	1,539,096
1,105	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc.,	2/12 at 100.00	N/R	1,106,028
	Series 1999A, 5.500%, 2/15/20 – ACA Insured
200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc.,	No Opt. Call	A3	216,292
	Series 2010B, 5.000%, 7/15/20
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan
	Healthcare System, Series 2006:
500	5.250%, 8/15/18	8/16 at 100.00	BBB+	527,095
180	5.250%, 8/15/34	8/16 at 100.00	BBB+	165,719
3,805	Total Wisconsin			3,907,238
$ 127,395	Total Investments (cost $121,919,943) – 98.6%			126,452,070
	Other Assets Less Liabilities - 1.4%			1,816,451
	Net Assets - 100%			$ 128,268,521

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments 19

Statement of
Assets & Liabilities
September 30, 2011 (Unaudited)

Assets
Investments, at value (cost $121,919,943)	$126,452,070
Cash	378,703
Receivables:
Interest	1,850,837
Investments sold	90,375
Other assets	2,259
Total assets	128,774,244
Liabilities
Dividends payable	405,494
Accrued expenses:
Management fees	50,257
Other	49,972
Total liabilities	505,723
Net assets	$128,268,521
Shares outstanding	12,426,844
Net asset value per share outstanding	$10.32
Net assets consist of:
Shares, $.01 par value per share	$124,268
Paid-in surplus	132,181,399
Undistributed (Over-distribution of) net investment income	297,855
Accumulated net realized gain (loss)	(8,867,128)
Net unrealized appreciation (depreciation)	4,532,127
Net assets	$128,268,521
Authorized shares	Unlimited

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of
Operations
Six Months Ended September 30, 2011 (Unaudited)

Investment Income	$2,979,191
Expenses
Management fees	303,016
Shareholders’ servicing agent fees and expenses	3,651
Custodian’s fees and expenses	16,745
Trustees’ fees and expenses	1,617
Professional fees	20,806
Shareholders’ reports – printing and mailing expenses	22,880
Stock exchange listing fees	4,450
Investor relations expense	5,455
Other expenses	2,368
Total expenses before custodian fee credit	380,988
Custodian fee credit	(613)
Net expenses	380,375
Net investment income (loss)	2,598,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	106,839
Change in net unrealized appreciation (depreciation) of investments	3,554,091
Net realized and unrealized gain (loss)	3,660,930
Net increase (decrease) in net assets from operations	$6,259,746

See accompanying notes to financial statements.

Nuveen Investments 21

Statement of
Changes in Net Assets(Unaudited)
	Six Months	Year
	Ended	Ended
	9/30/11	3/31/11
Operations
Net investment income (loss)	$2,598,816	$5,360,027
Net realized gain (loss) from investments	106,839	39,355
Change in net unrealized appreciation (depreciation) of investments	3,554,091	(2,560,337)
Net increase (decrease) in net assets from operations	6,259,746	2,839,045
Distributions to Shareholders
From net investment income	(2,559,670)	(5,217,227)
Decrease in net assets from distributions to shareholders	(2,559,670)	(5,217,227)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	19,144	95,473
Net increase (decrease) in net assets applicable to shares from capital share transactions	19,144	95,473
Net increase (decrease) in net assets	3,719,220	(2,282,709)
Net assets at the beginning of period	124,549,301	126,832,010
Net assets at the end of period	$128,268,521	$124,549,301
Undistributed (Over-distribution of) net investment income at the end of period	$297,855	$258,709

See accompanying notes to financial statements.

22	Nuveen Investments

Financial
Highlights(Unaudited)

Nuveen Investments 23

Financial
Highlights(Unaudited)
	Selected data for a Common share outstanding throughout each period:

		Investment Operations			Less Distributions
		Net	Net
	Beginning	Investment	Realized/		Net			Ending	Ending
	Net Asset	Income	Unrealized		Investment	Capital		Net Asset	Market
	Value	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Value	Value
Year Ended 3/31:
2012(c)	$10.02	$.21	$.30	$.51	$(.21)	$—	$(.21)	$10.32	$10.49
2011	10.22	.43	(.21)	.22	(.42)	—	(.42)	10.02	9.81
2010	9.68	.44	.52	.96	(.42)	—	(.42)	10.22	10.42
2009	10.07	.43	(.38)	.05	(.44)	—	(.44)	9.68	9.98
2008	10.19	.44	(.12)	.32	(.44)	—	(.44)	10.07	9.80
2007	10.15	.46	.05	.51	(.47)	—	(.47)	10.19	9.94

24	Nuveen Investments

		Ratios/Supplemental Data
Total Returns		Ratios to Average Net Assets(b)
				Net
Based on	Based on	Ending		Investment		Portfolio
Market	Net Asset	Net Assets		Income		Turnover
Value(a)	Value(a)	(000)	Expenses	(Loss)		Rate
9.11%	5.09%	$128,269.60%		4.10	%*	5%
(1.89)	2.15	124,549.59		4.22		8
8.83	10.06	126,832.59		4.38		5
6.53	.52	120,012.61		4.43		8
3.18	3.18	124,831.59		4.37		11
4.75	5.10	126,316.62		4.44		15

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)	For the six months ended September 30, 2011.
*	Annualized.
See accompanying notes to financial statements.

Nuveen Investments 25

Notes to

Financial Statements(Unaudited)

1. General Information and Significant Accounting Policies

General Information

The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, registered investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund’s investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

26	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2011, the Fund had no such outstanding purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended September 30, 2011.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments 27

Notes to

Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$126,452,070	$ —	$126,452,070

During the six months ended September 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended September 30, 2011.

4. Fund Shares
Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding shares.

Transactions in shares were as follows:
	Six Months	Year
	Ended	Ended
	9/30/11	3/31/11
Shares issued to shareholders
due to reinvestment of distributions	1,868	9,224

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended September 30, 2011, aggregated $6,324,526 and $6,376,536, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

28	Nuveen Investments

At September 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$121,788,757
Gross unrealized:
Appreciation	$5,728,657
Depreciation	(1,065,344)
Net unrealized appreciation (depreciation) of investments	$4,663,313

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets at March 31, 2011, the Fund’s last tax year-end, as follows:

Paid-in-surplus	$(6,454,718)
Undistributed (Over-distribution of) net investment income	(4,925)
Accumulated net realized gain (loss)	6,459,643

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2011, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income *	$532,148
Undistributed net ordinary income **	4,148
Undistributed net long-term capital gains	—
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2011, paid on April 1, 2011.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended March 31, 2011 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$5,216,904
Distributions from net ordinary income **	—
Distributions from net long-term capital gains	—
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2011, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
March 31, 2012	$8,737,799
March 31, 2013	4,977
March 31, 2014	14,448
March 31, 2015	11,084
March 31, 2016	44,763
March 31, 2017	148,403
Total	$8,961,474

Nuveen Investments 29

Notes to

Financial Statements (Unaudited) (continued)

During the Fund’s last tax year ended March 31, 2011, the Fund utilized $41,781 of its capital loss carryforwards. At March 31, 2011, the Fund’s last tax year end, $6,458,710 of the Fund’s capital loss carryforward expired.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through March 31, 2011, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer post-October losses as follows:

Post-October capital losses	$1,493

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	.3000%
For the next $125 million	.2875
For the next $250 million	.2750
For the next $500 million	.2625
For the next $1 billion	.2500
For net assets over $2 billion	.2375

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2011, the complex- level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

30	Nuveen Investments

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments 31

Annual Investment Management
Agreement Approval Process(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board

32	Nuveen Investments

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

Nuveen Investments 33

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Fund were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

34	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed the Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, the Fund had significant differences with its Performance Peer Group; therefore the Independent Board Members considered the Fund’s performance compared to its benchmark. In this regard, the Independent Board Members noted that the Fund underperformed its benchmark in the one- and three-year periods.

Nuveen Investments 35

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, however, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members observed that the Fund had a net management fee in line with, and a net expense ratio below, its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members

36	Nuveen Investments

considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments 37

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

38	Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments 39

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

40	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 41

Glossary of Terms
Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an invest- ment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested divi- dends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Standard & Poor’s (S&P) Intermediate Municipal Bond Index: is an unleveraged, market value-weighted index containing all of the bonds in the S&P National Municipal Bond Index with maturity dates between 3 and 14.999 years. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charge. You cannot invest directly in an index.

•
Standard & Poor’s (S&P) National Municipal Bond Index: is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, invest-ment-grade U.S. municipal bond market. The index returns assume reinvestment of

42	Nuveen Investments

dividends, but do not reflect any applicable sales charge. You cannot invest directly in an index.

•	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 43

Notes

44	Nuveen Investments

Notes

Nuveen Investments 45

Notes

46	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund did not repurchase any of its common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 47

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $198 billion of assets as of September 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com	ESA - A - 0911D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 8, 2011